Exhibit 99.1

Unaudited Pro Forma Information

The following presents certain unaudited pro forma condensed combined statements of income (loss) for the three month periods ended March 31, 2025, June 30, 2025, September 30, 2025, December 31, 2025, March 31, 2026 and June 30, 2026, and for the year ended December 31, 2025, and other unaudited pro forma non-GAAP information for the same periods. The pro forma financial information is based upon the combined historical financial statements of Allegiant Travel Company, ("Allegiant") and Sun Country Airlines Holdings, LLC, (“Sun Country”), after giving effect to Allegiant’s acquisition of all the issued and outstanding shares of Sun Country by means of a merger (the “Merger”). The combined pro forma information includes adjustments prepared in accordance with Article 11 of Regulation S-X to illustrate the effects of the Merger as if it had occurred on January 1, 2025, the beginning of the earliest period presented.

On September 4, 2025, the Company completed the sale of Sunseeker Resort (“Sunseeker”). In addition to the adjustments arising from the Merger described above, the combined pro forma information includes adjustments to illustrate the effects of the sale of Sunseeker Resort as if it had occurred on January 1, 2025, the beginning of the earliest period presented.

Management believes pro forma combined operating results for prior periods are useful for the purpose of comparing our actual or expected future operating results, as it provides a relevant baseline for identifying trends in the overall operating performance of our business. Management also believes the recalculation of certain operating statistics, unit metrics and certain non-GAAP measures on a pro forma basis to be useful in a review of our operating results.

The Sun Country Transaction Accounting Adjustments in the unaudited pro forma condensed combined statements of income (loss) reflect the preliminary allocation of the purchase price to the acquired assets and liabilities based upon estimates of fair values. These adjustments have been tax effected using an assumed blended effective tax rate for each period. These adjustments are provisional and subject to further adjustment through May 13, 2027 as additional information becomes available, additional analyses are performed and as warranted by changes in current conditions and future expectations. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could have a material impact on the unaudited pro forma condensed combined financial information and the combined company’s future results of operations.

The Sun Country Reclassification Adjustments in the unaudited pro forma condensed combined statements of income (loss) reflect the reclassification of historically reported amounts to conform to Allegiant presentation. Differences from previously filed pro forma information reflects the impact of permissible measurement period adjustments and certain immaterial line item reclassifications to better conform presentation.

The Sunseeker Transaction Accounting Adjustments in the unaudited pro forma condensed combined statements of income (loss) reflect the removal of profit and loss attributable to Sunseeker Resort after the January 1, 2025 (assumed) date of disposition. There were no material impacts to profit and loss on the date of the sale of the Resort.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. Such information is not necessarily indicative of the operating results that actually would have been achieved if the Merger had been consummated on the dates indicated or that the combined company may achieve in future periods. Specifically, the unaudited pro forma condensed combined financial information does not include any projected synergies expected to be achieved as a result of the Merger or any associated costs that may be incurred to achieve any projected synergies. The unaudited pro forma condensed combined financial information also excludes future costs associated with any integration activities that may result from the Merger, to the extent those costs are not included in the post-acquisition periods.

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (LOSS)
Three Months Ended March 31, 2025
(in thousands, except statistical information)

	As Reported		Pro Forma
			Sun Country		Sunseeker
	Allegiant	Sun Country	Reclassification Adjustments	Transaction Accounting Adjustments	Transaction Accounting Adjustments	Condensed Combined Pro Forma
OPERATING REVENUES:
Passenger	$616,750	$285,888	$(54,650)	—	$—	$847,988
Third party products	35,203	—	3,712	—	—	38,915
Fixed fee contracts	16,252	—	54,692	—	—	70,944
Cargo	—	28,157	—	—	—	28,157
Resort and other	30,869	12,604	(3,754)	—	(30,688)	9,031
Total operating revenues	699,074	326,649	—	—	(30,688)	995,035

OPERATING EXPENSES:
Salaries and benefits	231,439	92,845	(7)	9,104	(11,065)	322,316
Aircraft fuel	166,333	64,619	129	—	—	231,081
Station operations	73,505	—	40,355	(157)	—	113,703
Ground handling	—	11,407	(11,407)	—	—	—
Landing fees and airport rent	—	16,833	(16,833)	—	—	—
Depreciation and amortization	63,312	24,804	—	(1,232)	(3,601)	83,283
Maintenance and repairs	34,854	18,862	527	(4,877)	—	49,366
Sales and marketing	25,096	10,395	403	(44)	(1,726)	34,124
Aircraft lease rentals	5,920	—	—	—	—	5,920
Other	35,168	28,839	(13,167)	(10)	(13,093)	37,737
Special charges, net of recoveries	(1,555)	1,799	—	91,716	2,947	94,907
Total operating expenses	634,072	270,403	—	94,500	(26,538)	972,437
OPERATING INCOME	65,002	56,246	—	(94,500)	(4,150)	22,598
OTHER (INCOME) EXPENSES:
Interest income	(11,935)	(1,995)	—	—	—	(13,930)
Interest expense	40,783	9,625	—	(957)	(11,834)	37,617
Capitalized interest	(6,488)	—	—	—	—	(6,488)
Other, net	702	478	—	—	—	1,180
Total other expenses	23,062	8,108	—	(957)	(11,834)	18,379

INCOME BEFORE INCOME TAXES	41,940	48,138	—	(93,543)	7,684	4,219
INCOME TAX EXPENSE	9,838	11,603	—	(11,226)	1,792	12,007
NET INCOME (LOSS)	$32,102	$36,535	$—	$(82,317)	$5,892	$(7,788)

Total system ASMs (millions)	5,451.6	2,370.8				7,822.4
Scheduled service ASMs (millions)	5,305.2	2,020.5				7,325.7
Scheduled service RPMs (millions)	4,271.3	1,686.5				5,957.8
Load factor	80.5%	83.5%				81.3%
Scheduled service TRASM (cents)	12.29 ¢	11.63 ¢				12.11 ¢

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA NON-GAAP INFORMATION
Three Months Ended March 31, 2025
(in millions, except per ASM amounts)

	As Reported				Pro Forma
Airline operating CASM excluding fuel, special charges and cargo expenses	Allegiant		Sun Country		Pro Forma Adjustments[1]	Condensed Combined Pro Forma
Consolidated operating expenses	$634.1		$270.4		$94.5	$999.0
Minus: Sunseeker operating expenses[1]	26.5		—		—	26.5
Airline operating expenses	607.6		270.4		94.5	972.5
Minus: airline special charges	1.4		1.8		91.7	94.9
Minus: fuel expenses	166.3		64.6		0.1	231.0
Minus: cargo expenses, not already included in reductions above	—		26.3		—	26.3
Airline operating expenses, excluding fuel, special charges and cargo expenses	$439.9		$177.7		$2.7	$620.3
System available seat miles	5,451.6		2,370.8			7,822.4
Airline cost per available seat mile (cents)	11.14	¢	11.41	¢		12.43	¢
Airline cost per available seat mile excluding fuel, special charges and cargo expenses (cents)	8.07	¢	7.50	¢		7.93	¢

Adjusted net income
Net income as reported	$32.1		$36.5		$(76.4)	$(7.8)
Loss on extinguishment of debt	3.4		0.2		(3.4)	0.2
Special charges, net of recoveries	(1.6)		1.8		94.7	94.9
Income tax effect of adjustments above	(0.5)		(0.5)		(10.9)	(11.9)
Adjusted net income	$33.4		$38.0		$4.0	$75.4

Adjusted pretax income
Income before tax as reported	$41.9		$48.1		$(85.8)	$4.2
Loss on extinguishment of debt	3.4		0.2		(3.4)	0.2
Special charges, net of recoveries	(1.6)		1.8		94.7	94.9
Adjusted pretax income	$43.8		$50.1		$5.5	$99.3

Adjusted operating income
Operating income as reported	$65.0		$56.2		$(98.6)	$22.6
Special charges, net of recoveries	(1.6)		1.8		94.7	94.9
Adjusted operating income	$63.4		$58.0		$(3.9)	$117.5

Adjusted EBITDA
Net income as reported	$32.1		$36.5		$(76.4)	$(7.8)
Income taxes	9.8		11.6		(9.4)	12.0
Interest expense, net	22.4		7.6		(12.8)	17.2
Depreciation & amortization	63.3		24.8		(4.8)	83.3
Special charges, net of recoveries	(1.6)		1.8		94.7	94.9
Adjusted EBITDA	$126.0		$82.3		$(8.7)	$199.6

1For CASM only, pro forma adjustments to exclude Sunseeker Resort items are reflected in the Allegiant column to provide an Allegiant airline-only adjusted CASM figure, and are accordingly excluded from the pro forma adjustments column. For the remaining reconciliation tables on this page, pro forma adjustments related to Sunseeker Resort are included in the pro forma adjustments column.

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (LOSS)
Three Months Ended June 30, 2025
(in thousands, except statistical information)

	As Reported		Pro Forma
			Sun Country		Sunseeker
	Allegiant	Sun Country	Reclassification Adjustments	Transaction Accounting Adjustments	Transaction Accounting Adjustments	Condensed Combined Pro Forma
OPERATING REVENUES:
Passenger	$617,908	$214,668	$(54,104)	—	—	$778,472
Third party products	33,649	—	2,818	—	—	36,467
Fixed fee contracts	17,019	—	54,271	—	—	71,290
Cargo	—	34,803	—	—	—	34,803
Resort and other	20,808	14,150	(2,985)	—	(20,634)	11,339
Total operating revenues	689,384	263,621	—	—	(20,634)	932,371

OPERATING EXPENSES:
Salaries and benefits	214,102	89,557	(7)	(389)	(10,617)	292,646
Aircraft fuel	165,752	50,536	67	—	—	216,355
Station operations	75,248	—	35,768	(144)	—	110,872
Ground handling	—	11,353	(11,353)	—	—	—
Landing fees and airport rent	—	14,971	(14,971)	—	—	—
Depreciation and amortization	68,519	24,972	—	(966)	(3,558)	88,967
Maintenance and repairs	36,379	18,250	680	(4,077)	—	51,232
Sales and marketing	26,837	8,001	415	(43)	(1,718)	33,492
Aircraft lease rentals	11,023	—	—	—	—	11,023
Other	41,089	29,670	(10,599)	(9)	(12,058)	48,093
Special charges, net of recoveries	117,924	49	—	355	(103,329)	14,999
Total operating expenses	756,873	247,359	—	(5,273)	(131,280)	867,679
OPERATING INCOME (LOSS)	(67,489)	16,262	—	5,273	110,646	64,692
OTHER (INCOME) EXPENSES:
Interest income	(10,359)	(1,513)	—	—	—	(11,872)
Interest expense	35,756	9,212	—	(164)	(7,635)	37,169
Capitalized interest	(4,562)	—	—	—	—	(4,562)
Other, net	240	7	—	—	—	247
Total other expenses	21,075	7,706	—	(164)	(7,635)	20,982

INCOME (LOSS) BEFORE INCOME TAXES	(88,564)	8,556	—	5,437	118,281	43,710
INCOME TAX EXPENSE (BENEFIT)	(23,398)	1,979	—	652	25,501	4,734
NET INCOME (LOSS)	(65,166)	6,577	—	4,785	92,780	38,976

Total system ASMs (millions)	5,799.4	1,933.9				7,733.3
Scheduled service ASMs (millions)	5,629.0	1,571.2				7,200.3
Scheduled service RPMs (millions)	4,610.3	1,285.9				5,896.2
Load factor	81.9%	81.8%				81.9%
Scheduled service TRASM (cents)	11.57 ¢	10.40 ¢				11.32 ¢

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA NON-GAAP INFORMATION
Three Months Ended June 30, 2025
(in millions, except per ASM amounts)

	As Reported				Pro Forma
Airline operating CASM excluding fuel, special charges and cargo expenses	Allegiant		Sun Country		Pro Forma Adjustments[1]	Condensed Combined Pro Forma
Consolidated operating expenses	$756.9		$247.4		$(5.3)	$999.0
Minus: Sunseeker operating expenses[1]	131.3		—		—	131.3
Airline operating expenses	625.6		247.4		(5.3)	867.7
Minus: airline special charges	14.6		—		0.4	15.0
Minus: fuel expenses	165.8		50.5		—	216.3
Minus: cargo expenses, not already included in reductions above	—		32.1		—	32.1
Airline operating expenses, excluding fuel, special charges and cargo expenses	$445.2		$164.8		$(5.7)	$604.3
System available seat miles	5,799.4		1,933.9			7,733.3
Airline cost per available seat mile (cents)	10.79	¢	12.79	¢		11.22	¢
Airline cost per available seat mile excluding fuel, special charges and cargo expenses (cents)	7.68	¢	8.52	¢		7.81	¢

Adjusted net income
Net income (loss) as reported	$(65.2)		$6.6		$97.6	$39.0
Special charges, net of recoveries	117.9		—		(103.0)	14.9
Income tax effect of adjustments above	(30.0)		—		23.7	(6.3)
Adjusted net income	$22.7		$6.6		$18.3	$47.6

Adjusted pretax income
Income (loss) before tax as reported	$(88.6)		$8.6		$123.7	$43.7
Loss on extinguishment of debt	—		—		—	—
Special charges, net of recoveries	117.9		—		(103.0)	14.9
Adjusted pretax income	$29.3		$8.6		$20.7	$58.6

Adjusted operating income
Operating income (loss) as reported	$(67.5)		$16.3		$115.9	$64.7
Special charges, net of recoveries	117.9		—		(103.0)	14.9
Adjusted operating income	$50.4		$16.3		$12.9	$79.6

Adjusted EBITDA
Net income (loss) as reported	$(65.2)		$6.6		$97.6	$39.0
Income taxes	(23.4)		2.0		26.1	4.7
Interest expense, net	20.8		7.7		(7.8)	20.7
Depreciation & amortization	68.5		25.0		(4.5)	89.0
Special charges, net of recoveries	117.9		—		(102.9)	15.0
Adjusted EBITDA	$118.6		$41.3		$8.5	$168.4

1For CASM only, pro forma adjustments to exclude Sunseeker Resort items are reflected in the Allegiant column to provide an Allegiant airline-only adjusted CASM figure, and are accordingly excluded from the pro forma adjustments column. For the remaining reconciliation tables on this page, pro forma adjustments related to Sunseeker Resort are included in the pro forma adjustments column.

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (LOSS)
Three Months Ended September 30, 2025
(in thousands, except statistical information)

	As Reported		Pro Forma
			Sun Country		Sunseeker
	Allegiant	Sun Country	Reclassification Adjustments	Transaction Accounting Adjustments	Transaction Accounting Adjustments	Condensed Combined Pro Forma
OPERATING REVENUES:
Passenger	$494,144	$201,098	$(58,392)	—	$—	$636,850
Third party products	39,397	—	2,819	—	—	42,216
Fixed fee contracts	18,852	—	58,673	—	—	77,525
Cargo	—	44,023	—	—	—	44,023
Resort and other	9,539	10,417	(3,100)	—	(9,358)	7,498
Total operating revenues	561,932	255,538	—	—	(9,358)	808,112

OPERATING EXPENSES:
Salaries and benefits	196,394	93,093	(7)	(756)	(5,903)	282,821
Aircraft fuel	151,254	48,583	35	—	—	199,872
Station operations	71,390	—	37,437	(130)	—	108,697
Ground handling	—	11,467	(11,467)	—	—	—
Landing fees and airport rent	—	16,811	(16,811)	—	—	—
Depreciation and amortization	58,952	24,683	—	(1,063)	—	82,572
Maintenance and repairs	39,908	18,123	623	(2,971)	—	55,683
Sales and marketing	23,040	6,982	713	(38)	(947)	29,750
Aircraft lease rentals	11,096	—	—	—	—	11,096
Other	33,615	25,868	(10,523)	(8)	(8,931)	40,021
Special charges, net of recoveries	3,473	26	—	343	(566)	3,276
Total operating expenses	589,122	245,636	—	(4,623)	(16,347)	813,788
OPERATING INCOME (LOSS)	(27,190)	9,902	—	4,623	6,989	(5,676)
OTHER (INCOME) EXPENSES:
Interest income	(10,108)	(1,452)	—	—	—	(11,560)
Interest expense	38,116	9,185	—	(1,024)	(3,996)	42,281
Capitalized interest	(3,166)	—	—	—	—	(3,166)
Other, net	122	3	—	—	—	125
Total other expenses	24,964	7,736	—	(1,024)	(3,996)	27,680

INCOME (LOSS) BEFORE INCOME TAXES	(52,154)	2,166	—	5,647	10,985	(33,356)
INCOME TAX EXPENSE (BENEFIT)	(8,580)	614	—	678	4,574	(2,714)
NET INCOME (LOSS)	(43,574)	1,552	—	4,969	6,411	(30,642)

Total system ASMs (millions)	4,939.4	1,770.6				6,710.0
Scheduled service ASMs (millions)	4,769.2	1,374.5				6,143.7
Scheduled service RPMs (millions)	4,022.8	1,165.2				5,188.0
Load factor	84.3%	84.8%				84.4%
Scheduled service TRASM (cents)	11.19 ¢	10.59 ¢				11.05 ¢

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA NON-GAAP INFORMATION
Three Months Ended September 30, 2025
(in millions, except per ASM amounts)

	As Reported				Pro Forma
Airline operating CASM excluding fuel, special charges and cargo expenses	Allegiant		Sun Country		Pro Forma Adjustments[1]	Condensed Combined Pro Forma
Consolidated operating expenses	$589.1		$245.6		$(4.6)	$830.1
Minus: Sunseeker operating expenses[1]	16.3		—		—	16.3
Airline operating expenses	572.8		245.6		(4.6)	813.8
Minus: airline special charges	2.9		—		0.3	3.2
Minus: fuel expenses	151.3		48.6		—	199.9
Minus: cargo expenses, not already included in reductions above	—		43.2		—	43.2
Airline operating expenses, excluding fuel, special charges and cargo expenses	$418.6		$153.8		$(4.9)	$567.5
System available seat miles	4,939.4		1,770.6			6,710.0
Airline cost per available seat mile (cents)	11.60	¢	13.87	¢		12.13	¢
Airline cost per available seat mile excluding fuel, special charges and cargo expenses (cents)	8.47	¢	8.69	¢		8.46	¢

Adjusted net income (loss)
Net income (loss) as reported	$(43.6)		$1.6		$11.4	$(30.6)
Loss on extinguishment of debt	1.1		0.4		—	1.5
Special charges, net of recoveries	3.5		—		(0.2)	3.3
Income tax effect of adjustments above	(1.1)		(0.1)		—	(1.2)
Adjusted net income (loss)	$(40.0)		$1.9		$11.2	$(27.0)

Adjusted pretax income (loss)
Income (loss) before tax as reported	$(52.2)		$2.2		$16.6	$(33.4)
Loss on extinguishment of debt	1.1		0.4		—	1.5
Special charges, net of recoveries	3.5		—		(0.2)	3.3
Adjusted pretax income (loss)	$(47.6)		$2.6		$16.4	$(28.6)

Adjusted operating income (loss)
Operating income (loss)	$(27.2)		$9.9		$11.6	$(5.7)
Special charges, net of recoveries	3.5		—		(0.2)	3.3
Adjusted operating income (loss)	$(23.7)		$9.9		$11.4	$(2.4)

Adjusted EBITDA
Net income (loss) as reported	$(43.6)		$1.6		$11.4	$(30.6)
Income taxes	(8.6)		0.6		5.3	(2.7)
Interest expense, net	24.8		7.7		(5.0)	27.5
Depreciation & amortization	59.0		24.7		(1.1)	82.6
Special charges, net of recoveries	3.5		—		(0.2)	3.3
Adjusted EBITDA	$35.1		$34.6		$10.4	$80.1

1For CASM only, pro forma adjustments to exclude Sunseeker Resort items are reflected in the Allegiant column to provide an Allegiant airline-only adjusted CASM figure, and are accordingly excluded from the pro forma adjustments column. For the remaining reconciliation tables on this page, pro forma adjustments related to Sunseeker Resort are included in the pro forma adjustments column.

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (LOSS)
Three Months Ended December 31, 2025
(in thousands, except statistical information)

	As Reported		Pro Forma
			Sun Country		Sunseeker
	Allegiant	Sun Country	Reclassification Adjustments	Transaction Accounting Adjustments	Transaction Accounting Adjustments	Condensed Combined Pro Forma
OPERATING REVENUES:
Passenger	$595,545	$221,475	$(56,315)	—	—	$760,705
Third party products	34,939	—	2,610	—	—	37,549
Fixed fee contracts	25,524	—	56,591	—	—	82,115
Cargo	—	48,045	—	—	—	48,045
Resort and other	180	11,441	(2,886)	—	—	8,735
Total operating revenues	656,188	280,961	—	—	—	937,149

OPERATING EXPENSES:
Salaries and benefits	191,083	97,101	(8)	(789)	—	287,387
Aircraft fuel	156,391	49,742	29	—	—	206,162
Station operations	77,406	—	36,632	(73)	—	113,965
Ground handling	—	10,474	(10,474)	—	—	—
Landing fees and airport rent	—	16,146	(16,146)	—	—	—
Depreciation and amortization	58,403	24,419	—	(138)	—	82,684
Maintenance and repairs	38,797	25,114	560	(7,253)	—	57,218
Sales and marketing	24,469	7,923	462	(22)	—	32,832
Aircraft lease rentals	8,450	—	—	—	—	8,450
Other	16,484	31,867	(11,055)	(5)	—	37,291
Special charges, net of recoveries	17,862	12	—	(3,837)	6,782	20,819
Total operating expenses	589,345	262,798	—	(12,117)	6,782	846,808
OPERATING INCOME	66,843	18,163	—	12,117	(6,782)	90,341
OTHER (INCOME) EXPENSES:
Interest income	(9,295)	(2,013)	—	—	—	(11,308)
Interest expense	35,579	8,838	—	(996)	—	43,421
Capitalized interest	(3,388)	—	—	—	—	(3,388)
Other, net	43	(15)	—	—	—	28
Total other expenses	22,939	6,810	—	(996)	—	28,753

INCOME BEFORE INCOME TAXES	43,904	11,353	—	13,113	(6,782)	61,588
INCOME TAX EXPENSE	11,963	3,207	—	1,574	(2,300)	14,444
NET INCOME	31,941	8,146	—	11,539	(4,482)	47,144

Total system ASMs (millions)	5,179.1	1,848.7				7,027.8
Scheduled service ASMs (millions)	4,976.4	1,450.6				6,427.0
Scheduled service RPMs (millions)	4,043.2	1,224.9				5,268.1
Load factor	81.2%	84.4%				82.0%
Scheduled service TRASM (cents)	12.67 ¢	11.57 ¢				12.42 ¢

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA NON-GAAP INFORMATION
Three Months Ended December 31, 2025
(in millions, except per ASM amounts)

	As Reported				Pro Forma
Airline operating CASM excluding fuel, special charges, and cargo expenses	Allegiant		Sun Country		Pro Forma Adjustments[1]	Condensed Combined Pro Forma
Consolidated operating expenses	$589.3		$262.8		$(12.1)	$840.0
Minus: Sunseeker operating expenses[1]	(6.8)		—		—	(6.8)
Airline-only operating expenses	596.1		262.8		(12.1)	846.8
Minus: airline special charges	24.6		—		(3.8)	20.8
Minus: fuel expenses	156.4		49.8		—	206.2
Minus: cargo expenses, not already included in reductions above	—		47.9		—	47.9
Airline operating expenses, excluding fuel, special charges, and cargo expenses	$415.1		$165.1		$(8.3)	$571.9
System available seat miles	5,179.1		1,848.7			7,027.8
Airline cost per available seat mile (cents)	11.51	¢	14.22	¢		12.05	¢
Airline cost per available seat mile excluding fuel, special charges and cargo expenses (cents)	8.01	¢	8.93	¢		8.14	¢

Adjusted net income
Net income as reported	$31.9		$8.1		$7.1	$47.1
Loss on extinguishment of debt	3.4		—		—	3.4
Special charges, net of recoveries	17.9		—		2.9	20.8
Income tax effect of adjustments above	1.0		—		(1.1)	(0.1)
Adjusted net income	$54.2		$8.1		$8.9	$71.2

Adjusted pretax income
Income before tax as reported	$43.9		$11.3		$6.4	$61.6
Loss on extinguishment of debt	3.4		—		—	3.4
Special charges, net of recoveries	17.9		—		2.9	20.8
Adjusted pretax income	$65.2		$11.3		$9.3	$85.8

Adjusted operating income
Operating income as reported	$66.8		$18.2		$5.3	$90.3
Special charges, net of recoveries	17.9		—		2.9	20.8
Adjusted operating income	$84.7		$18.2		$8.2	$111.1

Adjusted EBITDA
Net income as reported	$31.9		$8.1		$7.1	$47.1
Income taxes	12.0		3.2		(0.8)	14.4
Interest expense, net	22.9		6.8		(1.0)	28.7
Depreciation & amortization	58.4		24.4		(0.1)	82.7
Special charges, net of recoveries	17.9		—		2.9	20.8
Adjusted EBITDA	$143.1		$42.5		$8.1	$193.7

1For CASM only, pro forma adjustments to exclude Sunseeker Resort items are reflected in the Allegiant column to provide an Allegiant airline-only adjusted CASM figure, and are accordingly excluded from the pro forma adjustments column. For the remaining reconciliation tables on this page, pro forma adjustments related to Sunseeker Resort are included in the pro forma adjustments column.

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (LOSS)
Twelve Months Ended December 31, 2025
(in thousands, except statistical information)

	As Reported		Pro Forma
			Sun Country		Sunseeker
	Allegiant	Sun Country	Reclassification Adjustments	Transaction Accounting Adjustments	Transaction Accounting Adjustments	Condensed Combined Pro Forma
OPERATING REVENUES:
Passenger	$2,324,348	$923,129	$(223,461)	—	—	$3,024,016
Third party products	143,188	—	11,959	—	—	155,147
Fixed fee contracts	77,647	—	224,227	—	—	301,874
Cargo	—	155,027	—	—	—	155,027
Resort and other	61,396	48,613	(12,725)	—	(60,680)	36,604
Total operating revenues	2,606,579	1,126,769	—	—	(60,680)	3,672,668

OPERATING EXPENSES:
Salaries and benefits	833,017	372,597	(29)	7,170	(27,585)	1,185,170
Aircraft fuel	639,731	213,480	260	—	—	853,471
Station operations	297,549	—	150,192	(504)	—	447,237
Ground handling	—	44,701	(44,701)	—	—	—
Landing fees and airport rent	—	64,761	(64,761)	—	—	—
Depreciation and amortization	249,185	98,878	—	(3,399)	(7,159)	337,505
Maintenance and repairs	149,938	80,349	2,390	(19,178)	—	213,499
Sales and marketing	99,443	33,300	1,993	(147)	(4,390)	130,199
Aircraft lease rentals	36,488	—	—	—	—	36,488
Other	126,356	116,244	(45,344)	(32)	(34,083)	163,141
Special charges, net of recoveries	137,705	1,886	—	88,577	(94,166)	134,002
Total operating expenses	2,569,412	1,026,196	—	72,487	(167,383)	3,500,712
OPERATING INCOME	37,167	100,573	—	(72,487)	106,703	171,956
OTHER (INCOME) EXPENSES:
Interest income	(41,697)	(6,973)	—	—	—	(48,670)
Interest expense	150,235	36,861	—	(3,141)	(23,466)	160,489
Capitalized interest	(17,604)	—	—	—	—	(17,604)
Other, net	1,107	474	—	—	—	1,581
Total other expenses	92,041	30,362	—	(3,141)	(23,466)	95,796

INCOME (LOSS) BEFORE INCOME TAXES	(54,874)	70,211	—	(69,346)	130,169	76,160
INCOME TAX EXPENSE (BENEFIT)	(10,177)	17,402	—	(8,322)	29,568	28,471
NET INCOME (LOSS)	(44,697)	52,809	—	(61,024)	100,601	47,689

Total system ASMs (millions)	21,369.5	7,923.9				29,293.4
Scheduled service ASMs (millions)	20,679.9	6,416.8				27,096.7
Scheduled service RPMs (millions)	16,947.7	5,362.5				22,310.2
Load factor	82.0%	83.6%				82.3%
Scheduled service TRASM (cents)	11.93 ¢	11.09 ¢				11.73 ¢

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA NON-GAAP INFORMATION
Twelve Months Ended December 31, 2025
(in millions, except per ASM amounts)

	As Reported				Pro Forma
Airline operating CASM excluding fuel, special charges and cargo expenses	Allegiant		Sun Country		Pro Forma Adjustments[1]	Condensed Combined Pro Forma
Consolidated operating expenses	$2,569.4		$1,026.2		$72.5	$3,668.1
Minus: Sunseeker operating expenses[1]	167.3		—		—	167.3
Airline-only operating expenses	2,402.1		1,026.2		72.5	3,500.8
Minus: airline special charges	43.5		1.9		88.6	134.0
Minus: fuel expenses	639.7		213.5		0.2	853.4
Minus: cargo expenses, not already included in reductions above	—		149.5		—	149.5
Airline operating expenses, excluding fuel, special charges and cargo expenses	$1,718.9		$661.4		$(16.3)	$2,364.0
System available seat miles	21,369.5		7,923.9			29,293.4
Airline cost per available seat mile (cents)	11.24	¢	12.95	¢		11.95	¢
Airline cost per available seat mile excluding fuel, special charges and cargo expenses (cents)	8.04	¢	8.35	¢		8.07	¢

Adjusted net income
Net income (loss) as reported	$(44.7)		$52.8		$39.6	$47.7
Loss on extinguishment of debt	7.9		0.4		(3.4)	4.9
Special charges, net of recoveries	137.7		1.9		(5.6)	134.0
Income tax effect of adjustments above	(30.6)		(0.5)		11.7	(19.4)
Adjusted net income	$70.3		$54.6		$42.3	$167.2

Adjusted pretax income
Income (loss) before tax as reported	$(54.9)		$70.2		$60.9	$76.2
Loss on extinguishment of debt	7.9		0.4		(3.4)	4.9
Special charges, net of recoveries	137.7		1.9		(5.6)	134.0
Adjusted pretax income	$90.7		$72.5		$51.9	$215.1

Adjusted operating income
Operating income as reported	$37.2		$100.6		$34.1	$171.9
Special charges, net of recoveries	137.7		1.9		(5.6)	134.0
Adjusted operating income	$174.9		$102.5		$28.5	$305.9

Adjusted EBITDA
Net income (loss) as reported	$(44.7)		$52.8		$39.6	$47.7
Income taxes	(10.2)		17.4		21.3	28.5
Interest expense, net	91.0		29.9		(26.7)	94.2
Depreciation & amortization	249.2		98.9		(10.6)	337.5
Special charges, net of recoveries	137.7		1.9		(5.6)	134.0
Adjusted EBITDA	$423.0		$200.9		$18.0	$641.9

1For CASM only, pro forma adjustments to exclude Sunseeker Resort items are reflected in the Allegiant column to provide an Allegiant airline-only adjusted CASM figure, and are accordingly excluded from the pro forma adjustments column. For the remaining reconciliation tables on this page, pro forma adjustments related to Sunseeker Resort are included in the pro forma adjustments column.

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (LOSS)
Three Months Ended March 31, 2026
(in thousands, except statistical information)

	As Reported		Pro Forma
	Allegiant	Sun Country	Reclassification Adjustments	Transaction Accounting Adjustments	Condensed Combined Pro Forma
OPERATING REVENUES:
Passenger	$671,799	$285,259	$(57,245)	—	$899,813
Third party products	42,335	—	3,496	—	45,831
Fixed fee contracts	18,123	—	57,245	—	75,368
Cargo	—	46,089	—	—	46,089
Resort and other	175	7,018	(3,496)	—	3,697
Total operating revenues	732,432	338,366	—	—	1,070,798

OPERATING EXPENSES:
Salaries and benefits	218,085	104,191	(8)	(1,072)	321,196
Aircraft fuel	180,241	72,901	55	—	253,197
Station operations	76,482	—	39,659	(94)	116,047
Ground handling	—	10,461	(10,461)	—	—
Landing fees and airport rent	—	17,722	(17,722)	—	—
Depreciation and amortization	57,926	25,157	—	(130)	82,953
Maintenance and repairs	35,216	20,423	695	(3,609)	52,725
Sales and marketing	28,201	10,092	417	(28)	38,682
Aircraft lease rentals	7,461	—	—	—	7,461
Other	19,934	30,743	(12,635)	(6)	38,036
Special charges, net of recoveries	27,782	9,799	—	(9,275)	28,306
Total operating expenses	651,328	301,489	—	(14,214)	938,603
OPERATING INCOME	81,104	36,877	—	14,214	132,195
OTHER (INCOME) EXPENSES:
Interest income	(8,714)	(2,235)	—	—	(10,949)
Interest expense	29,227	8,851	—	(849)	37,229
Capitalized interest	(4,291)	—	—	—	(4,291)
Other, net	(1,142)	(2)	—	—	(1,144)
Total other expenses	15,080	6,614	—	(849)	20,845

INCOME BEFORE INCOME TAXES	66,024	30,263	—	15,063	111,350
INCOME TAX EXPENSE	23,546	6,157	—	1,808	31,511
NET INCOME	$42,478	$24,106	$—	$13,255	$79,839

Total System ASMs (millions)	5,130.5	2,112.9			7,243.4
Scheduled service ASMs (millions)	4,991.6	1,755.8			6,747.4
Scheduled Service RPMs (millions)	4,210.9	1,501.2			5,712.1
Load Factor	84.4%	85.5%			84.7%
Scheduled service TRASM (cents)	14.31 ¢	13.19 ¢			14.02 ¢

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA NON-GAAP INFORMATION
Three Months Ended March 31, 2026
(in millions, except per ASM amounts)

	As Reported				Pro Forma
Airline operating CASM excluding fuel, special charges and cargo expenses	Allegiant		Sun Country		Pro Forma Adjustments	Condensed Combined Pro Forma
Consolidated operating expenses	$651.3		$301.5		$(14.2)	$938.6
Minus: airline special charges	27.8		9.8		(9.3)	28.3
Minus: fuel expenses	180.2		72.9		—	253.1
Minus: cargo expenses, not already included in reductions above	—		47.7		—	47.7
Airline operating expenses, excluding fuel, special charges, and cargo expenses	$443.3		$171.1		$(4.9)	$609.5
System available seat miles	5,130.5		2,112.9			7,243.4
Airline cost per available seat mile (cents)	12.69	¢	14.27	¢		12.96	¢
Airline cost per available seat mile excluding fuel, special charges and cargo expenses (cents)	8.64	¢	8.10	¢		8.41	¢

Adjusted net income
Net income as reported	$42.5		$24.1		$13.2	$79.8
Special charges, net of recoveries	27.8		9.8		(9.3)	28.3
Income tax effect of adjustments above	(0.7)		(2.3)		1.1	(1.9)
Adjusted net income	$69.6		$31.6		$5.0	$106.2

Adjusted pretax income
Income before tax as reported	$66.0		$30.3		$15.1	$111.4
Special charges, net of recoveries	27.8		9.8		(9.3)	28.3
Adjusted pretax income	$93.8		$40.1		$5.8	$139.7

Adjusted operating income
Operating income	$81.1		$36.9		$14.2	$132.2
Special charges, net of recoveries	27.8		9.8		(9.3)	28.3
Adjusted operating income	$108.9		$46.7		$4.9	$160.5

Adjusted EBITDA
Net income/(loss) as reported	$42.5		$24.1		$13.2	$79.8
Income taxes	23.5		6.2		1.8	31.5
Interest expense, net	16.2		6.6		(0.8)	22.0
Depreciation & amortization	57.9		25.2		(0.1)	83.0
Special charges, net of recoveries	27.8		9.8		(9.3)	28.3
Adjusted EBITDA	$167.9		$71.9		$4.8	$244.6

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (LOSS)
Three Months Ended June 30, 2026
(in thousands, except statistical information)

		April 1 to
	As Reported	May 12, 2026	Pro Forma
	Allegiant	Sun Country	Reclassification Adjustments	Transaction Accounting Adjustments	Condensed Combined Pro Forma
OPERATING REVENUES:
Passenger	$822,491	$108,282	$(34,519)	—	$896,254
Third party products	45,758	—	979	—	46,737
Fixed fee contracts	45,723	—	34,519	—	80,242
Cargo	27,586	23,035	—	—	50,621
Resort and other	1,932	2,387	(979)	—	3,340
Total operating revenues	943,490	133,704	—	—	1,077,194
OPERATING EXPENSES:
Salaries and benefits	250,318	47,083	(3)	(1,592)	295,806
Aircraft fuel	307,669	40,835	45	—	348,549
Station operations	95,551	—	18,274	50	113,875
Ground handling	—	5,575	(5,575)	—	—
Landing fees and airport rent	—	7,403	(7,403)	—	—
Depreciation and amortization	70,709	12,159	—	(592)	82,276
Maintenance and repairs	49,252	9,773	279	(2,289)	57,015
Sales and marketing	35,194	3,908	222	17	39,341
Aircraft lease rentals	7,015	—	—	—	7,015
Other	40,716	15,513	(5,839)	(10)	50,380
Special charges, net of recoveries	65,952	24,812	—	(54,673)	36,091
Total operating expenses	922,376	167,061	—	(59,089)	1,030,348
OPERATING INCOME	21,114	(33,357)	—	59,089	46,846
OTHER (INCOME) EXPENSES:
Interest income	(8,840)	(811)	—	—	(9,651)
Interest expense	40,072	4,147	—	(673)	43,546
Capitalized interest	(4,937)	—	—	—	(4,937)
Other, net	39	(6,647)	—	—	(6,608)
Total other expenses	26,334	(3,311)	—	(673)	22,350

INCOME (LOSS) BEFORE INCOME TAXES	(5,220)	(30,046)	—	59,762	24,496
INCOME TAX EXPENSE (BENEFIT)	(360)	(5,909)	—	7,171	902
NET INCOME (LOSS)	(4,860)	(24,137)	—	52,591	23,594

Total System ASMs (millions)	6,406.3	817.1			7,223.4
Scheduled service ASMs (millions)	6,097.1	616.6			6,713.7
Scheduled Service RPMs (millions)	5,226.1	496.5			5,722.6
Load Factor	85.7%	80.5%			85.2%
Scheduled service TRASM (cents)	14.24 ¢	12.12 ¢			14.05 ¢

ALLEGIANT TRAVEL COMPANY
UNAUDITED PRO FORMA NON-GAAP INFORMATION
Three Months Ended June 30, 2026
(in millions, except per ASM amounts)

	As Reported		April 1 to May 12, 2026		Pro Forma
Airline operating CASM excluding fuel, special charges and cargo expenses	Allegiant		Sun Country		Pro Forma Adjustments	Condensed Combined Pro Forma
Total operating expenses	$922.4		$167.0		$(59.1)	$1,030.3
Minus: airline special charges	66.0		24.8		(54.7)	36.1
Minus: fuel expenses	307.7		40.8		—	348.5
Minus: cargo expenses, not already included in reductions above	24.1		23.6		—	47.7
Airline operating expenses, excluding fuel, special charges and cargo expenses	$524.6		$77.8		$(4.4)	$598.0
System available seat miles	6,406.3		817.1			7,223.4
Airline cost per available seat mile (cents)	14.40	¢	20.44	¢		14.26	¢
Airline cost per available seat mile excluding fuel, special charges and cargo expenses (cents)	8.19	¢	9.52	¢		8.28	¢

Adjusted net income
Net income (loss) as reported	$(4.9)		$(24.1)		$52.6	$23.6
Loss on extinguishment of debt	3.7		—		—	3.7
Special charges, net of recoveries	66.0		24.8		(54.7)	36.1
Income tax effect of adjustments above	(13.8)		(3.0)		6.6	(10.2)
Adjusted net income	$51.1		$(2.2)		$4.6	$53.3

Adjusted pretax income
Income (loss) before tax as reported	$(5.2)		$(30.0)		$59.8	$24.5
Loss on extinguishment of debt	3.7		—		—	3.7
Special charges, net of recoveries	66.0		24.8		(54.7)	36.1
Adjusted pretax income	$64.5		$(5.2)		$5.1	$64.3

Adjusted operating income
Operating income	$21.1		$(33.4)		$59.1	$46.8
Special charges, net of recoveries	66.0		24.8		(54.7)	36.1
Adjusted operating income	$87.1		$(8.6)		$4.4	$82.9

Adjusted EBITDA
Net income (loss) as reported	$(4.9)		$(24.1)		$52.6	$23.6
Income taxes	(0.4)		(5.9)		7.2	0.9
Interest expense, net	26.3		3.4		(0.7)	29.0
Depreciation & amortization	70.7		12.2		(0.6)	82.3
Special charges, net of recoveries	66.0		24.8		(54.7)	36.1
Adjusted EBITDA	$157.7		$10.4		$3.8	$171.9